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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 27, 2003



                          BRISTOL-MYERS SQUIBB COMPANY
             (Exact Name of Registrant as Specified in its Charter)





             Delaware                1-1136                   22-079-0350
          (State or Other       (Commission File             (IRS Employer
         Jurisdiction of             Number)                Identification
          Incorporation)                                        Number)


                                 345 Park Avenue
                               New York, NY, 10154
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (212) 546-4000





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ITEM 5. OTHER EVENTS.

         On February 27, 2003, the Registrant announced in a press release that it expects to release the results of the previously disclosed restatement of its financial statements on Monday, March 10, 2003. The Registrant also announced that it expects to file its amended 2001 Form 10-K and its third quarter 2002 10-Q on March 10, 2003. Incorporated herein by reference is the press release issued by the Registrant on February 27, 2003 attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial Statements of Business to be Acquired:  Not Applicable.

         (b) Pro Forma Financial Information: Not Applicable.

         (c) Exhibits


        EXHIBIT NO.          DESCRIPTION
        -----------          -----------

           99.1              Press Release dated February 27, 2003




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Bristol-Myers Squibb Company,



                                      By:    /s/ SANDRA LEUNG
                                            --------------------------
                                      Name:     Sandra Leung
                                      Title:    Secretary


         Date:  March 4, 2003


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                                  EXHIBIT INDEX


                 EXHIBIT NO.          DESCRIPTION
                 -----------          -----------

                    99.1              Press Release dated February 27, 2003